Leases	12 Months Ended
Dec. 31, 2014
Leases, Operating [Abstract]
Operating Leases of Lessor Disclosure [Text Block]

Note 5—Leases

The Account’s wholly owned real estate properties are leased to tenants under operating lease agreements which expire on various dates through 2090. Aggregate minimum annual rentals for wholly owned real estate investments owned by the Account, excluding short-term residential leases, are as follows (in millions):

Years Ending December 31,
2015	$493.8
2016	466.3
2017	415.3
2018	363.7
2019	313.6
Thereafter	2,990.9

Total	$5,043.6

Certain leases provide for additional rental amounts based upon the recovery of actual operating expenses in excess of specified base amounts, sales volume or contractual increases as defined in the lease agreement. These contractual contingent rentals are not included in the table above.